                                                                    EXHIBIT 99.3

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

CADENCE AND HLDS UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma condensed combined financial statements give effect to the proposed Merger and should be read in conjunction with the historical financial statements and accompanying notes for Cadence and HLDS, incorporated by reference or included elsewhere herein. The Merger is subject to approval by HLDS' stockholders and other conditions.

    The unaudited pro forma condensed combined statement of income for the fiscal year ended December 30, 1995 gives effect to the proposed Merger, which will be accounted for as a purchase of HLDS by Cadence, as if the acquisition was completed at the beginning of the period. The unaudited pro forma condensed combined statement of income for the nine-month period ended September 28, 1996 gives effect to the proposed Merger as if the acquisition was completed at the beginning of the nine-month period. The unaudited pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated as of September 28, 1996. Such statements of income do not include the effect of the approximately $91.7 million nonrecurring charge for in-process research and development. It is anticipated that such amount will be charged to the operations of Cadence in the first fiscal quarter in which the Closing occurs.

    The purchase price allocation reflected in the accompanying pro forma condensed combined financial statements has been prepared on an estimated basis. The effects resulting from any adjustments in the final allocation of the purchase price are not expected to be material and are therefore not expected to have a material effect on Cadence's financial statements.

    This method of combining historical financial statements for the preparation of the pro forma condensed combined financial statements is for presentation only. Actual statements of income of the companies will be combined from the Closing Date with no retroactive restatements. The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations that would have been reported had the Merger occurred on the dates indicated, nor do they represent a forecast of the combined financial position or results of operations for any future period.

                                CADENCE AND HLDS

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 30, 1995

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                               PRO FORMA
                                                              CADENCE    HLDS    ADJUSTMENTS   BALANCES
                                                              --------  -------  -----------   ---------
REVENUE:
  Product...................................................  $292,198  $ 7,821                $300,019
  Service...................................................    65,860      915                  66,775
  Maintenance...............................................   190,360    1,391                 191,751
                                                              --------  -------                ---------
    TOTAL REVENUE...........................................   548,418   10,127                 558,545
                                                              --------  -------                ---------
COSTS AND EXPENSES:
  Cost of product...........................................    44,793       --    $ 2,630(1)    47,423
  Cost of service...........................................    54,988      678                  55,666
  Cost of maintenance.......................................    16,749       --                  16,749
  Marketing and sales.......................................   185,025    3,480                 188,505
  Research and development..................................    88,566    3,648                  92,214
  General and administrative................................    40,437    1,654                  42,091
  Compensation charge related to stock options..............        --    3,008                   3,008
                                                              --------  -------                ---------
    TOTAL COSTS AND EXPENSES................................   430,558   12,468                 445,656
                                                              --------  -------                ---------
Income (loss) from operations...............................   117,860   (2,341)                112,889
Other income, net...........................................    17,237       19                  17,256
                                                              --------  -------                ---------
Income (loss) before provision for income taxes.............   135,097   (2,322)                130,145
Provision (benefit) for income taxes........................    37,827      106       (756)(2)   37,177
                                                              --------  -------                ---------
    NET INCOME (LOSS).......................................  $ 97,270  $(2,428)               $ 92,968
                                                              --------  -------                ---------
                                                              --------  -------                ---------
    NET INCOME (LOSS) PER SHARE.............................  $   1.05  $ (0.22)               $   0.97
                                                              --------  -------                ---------
                                                              --------  -------                ---------
    WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
      OUTSTANDING...........................................    92,948   10,983      2,719(3)    95,667
                                                              --------  -------                ---------
                                                              --------  -------                ---------

------------------------------

(1) Reflects twelve months of amortization of capitalized purchased intangibles based upon an estimated three-year life.

(2) Adjusts the income tax provision due to HLDS' losses based upon a 28% effective tax rate.

(3) Reflects the issuance of approximately 2,559,470 shares of Cadence Common Stock in exchange for all of the outstanding shares of HLDS Capital Stock and includes HLDS' common equivalent shares.

                                CADENCE AND HLDS

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 28, 1996

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                               PRO FORMA
                                                              CADENCE    HLDS    ADJUSTMENTS   BALANCES
                                                              --------  -------  -----------   ---------
REVENUE:
  Product...................................................  $291,214  $ 6,636                $297,850
  Service...................................................    80,405    1,135                  81,540
  Maintenance...............................................   157,578    1,658                 159,236
                                                              --------  -------                ---------
    TOTAL REVENUE...........................................   529,197    9,429                 538,626
                                                              --------  -------                ---------
COSTS AND EXPENSES:
  Cost of product...........................................    35,539       --    $ 1,973(1)    37,512
  Cost of service...........................................    57,420      846                  58,266
  Cost of maintenance.......................................    17,707       --                  17,707
  Marketing and sales.......................................   160,952    4,138                 165,090
  Research and development..................................    85,147    3,963                  89,110
  General and administrative................................    40,444    1,478                  41,922
                                                              --------  -------                ---------
    TOTAL COSTS AND EXPENSES................................   397,209   10,425                 409,607
                                                              --------  -------                ---------
Income (loss) from operations...............................   131,988     (996)                129,019
Other income (expense), net.................................    (2,355)    (598)                 (2,953)
                                                              --------  -------                ---------
Income (loss) before provision for income taxes.............   129,633   (1,594)                126,066
Provision (benefit) for income taxes........................    42,779      115       (641)(2)   42,253
                                                              --------  -------                ---------
    NET INCOME (LOSS).......................................  $ 86,854  $(1,709)               $ 83,813
                                                              --------  -------                ---------
                                                              --------  -------                ---------
    NET INCOME (LOSS) PER SHARE.............................  $   0.95  $ (0.16)               $   0.89
                                                              --------  -------                ---------
                                                              --------  -------                ---------
    WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT SHARES
      OUTSTANDING...........................................    91,095   10,880      2,719(3)    93,814
                                                              --------  -------                ---------
                                                              --------  -------                ---------

------------------------------

(1) Reflects nine months of amortization of capitalized purchased intangibles based upon an estimated three-year life.

(2) Adjusts the income tax provision due to HLDS' losses based upon a 33% effective tax rate.

(3) Reflects the issuance of approximately 2,559,470 shares of Cadence Common Stock in exchange for all of the outstanding shares of HLDS Capital Stock and includes HLDS' common equivalent shares.

                                CADENCE AND HLDS

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               SEPTEMBER 28, 1996

                                 (IN THOUSANDS)

                                                                                                       PRO FORMA
                                                             CADENCE    HLDS    ADJUSTMENTS            BALANCES
                                                            ---------  -------  -----------           -----------

                                                     ASSETS
CURRENT ASSETS:
  Cash and cash investments...............................  $  83,211  $ 1,509                        $  84,720
  Short-term investments..................................      2,023       68                            2,091
  Accounts receivable, net................................     99,030    2,568                          101,598
  Inventories.............................................      7,830       --                            7,830
  Prepaid expenses and other..............................     25,761      400                           26,161
                                                            ---------  -------                        -----------
        TOTAL CURRENT ASSETS..............................    217,855    4,545                          222,400
PROPERTY, PLANT AND EQUIPMENT, NET........................    149,685    1,026                          150,711
SOFTWARE DEVELOPMENT COSTS, NET...........................     24,019       --                           24,019
PURCHASED SOFTWARE AND INTANGIBLES, NET...................      9,415       --   $   7,890(1,2,3)        17,305
OTHER ASSETS..............................................     18,041       97                           18,138
                                                            ---------  -------                        -----------
        TOTAL ASSETS......................................  $ 419,015  $ 5,668                        $ 432,573
                                                            ---------  -------                        -----------
                                                            ---------  -------                        -----------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Borrowings under line of credit.........................  $      --  $   500                        $     500
  Current portion of long-term debt.......................      3,422      276                            3,698
  Accounts payable and accrued liabilities................     94,974    1,651       3,000(3)            99,625
  Income taxes payable....................................      6,960       --                            6,960
  Deferred revenue........................................    101,072      805                          101,877
                                                            ---------  -------                        -----------
        TOTAL CURRENT LIABILITIES.........................    206,428    3,232                          212,660
                                                            ---------  -------                        -----------
LONG-TERM LIABILITIES:
  Long-term debt..........................................     19,878      283                           20,161
  Deferred income taxes...................................      2,590       17                            2,607
  Minority interest liability.............................     15,246       --                           15,246
  Other long-term liabilities.............................     14,466       --                           14,466
                                                            ---------  -------                        -----------
        TOTAL LONG-TERM LIABILITIES.......................     52,180      300                           52,480
                                                            ---------  -------                        -----------
STOCKHOLDERS' EQUITY:
  Preferred stock.........................................         --        1          (1)(1)               --
  Common stock and capital in excess of par value.........    351,035   14,484      85,016(1)           450,535
  Notes receivable from sale of stock.....................         --     (774)                            (774)
  Treasury stock at cost..................................   (399,263)  (4,013)      4,013(1)          (399,263)
  Retained earnings (deficit).............................    209,412   (7,562)    (84,138)(1,2)        117,712
  Accumulated translation adjustment......................       (777)      --                             (777)
                                                            ---------  -------                        -----------
        TOTAL STOCKHOLDERS' EQUITY........................    160,407    2,136                          167,433
                                                            ---------  -------                        -----------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $ 419,015  $ 5,668                        $ 432,573
                                                            ---------  -------                        -----------
                                                            ---------  -------                        -----------

------------------------------

(1) Reflects the issuance of approximately 2,559,470 shares of Cadence Common Stock in exchange for all outstanding shares of HLDS Capital Stock, the assumption of all outstanding HLDS options and the elimination of the HLDS Preferred Stock, common stock and capital in excess of par value, treasury stock at cost and retained earnings (deficit).

(2) Reflects the writeoff of in-process product research and development as it had not reached technological feasibility, resulting in a decrease in retained earnings (deficit) and purchased software and intangibles of $91.7 million.

(3) Records transaction expenses of HLDS, resulting in an increase to purchased software and intangibles and accounts payable and accrued liabilities of $3.0 million.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

                    FINANCIAL STATEMENTS OF CADENCE AND HLDS

NOTE 1. PURCHASE PRICE

    The purchase price for the Merger of HLDS is computed as follows (in thousands):

Cadence Common Stock to be issued..................................  $  89,500
Employee stock options.............................................      8,000
Direct transaction costs...........................................      2,000
                                                                     ---------
    TOTAL..........................................................  $  99,500
                                                                     ---------
                                                                     ---------

    In connection with the Merger, Cadence will issue 2,559,470 shares of Cadence Common Stock valued at the representative value of the Cadence Common Stock at the time the proposed transaction was announced, in exchange for all of the outstanding shares of HLDS Capital Stock.

    The value of the options was determined using the Black Scholes valuation method.

NOTE 2. IN-PROCESS PRODUCT DEVELOPMENT

    In connection with the Merger, which will be accounted for as a purchase, Cadence will allocate the purchase price based upon the estimated fair value of the assets acquired and the liabilities assumed. Intangible assets acquired aggregated $99.6 million. Cadence received an appraisal of the intangible assets which indicates that approximately $91.7 million of the acquired intangible assets consists of in-process product development. Because there can be no assurance that Cadence will be able to successfully complete the development and integration of the HLDS products or that the acquired technology has any alternative future use, the acquired in-process product development will be charged to expense by Cadence in the quarter in which the Merger is consummated. The remaining intangible assets of $7.9 million were assigned to acquired software and goodwill and will be amortized on a straight-line basis over their estimated useful lives of three years. Management believes that the unamortized balance is recoverable through future operating results.